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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to Pentacon Inc.'s 1998 Stock Plan of our report dated February 2, 2001 with respect to the financial statements and schedule of Pentacon, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.




                                      /s/ ERNST & YOUNG LLP

Houston, Texas
May 10, 2001